UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

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The right choice for the long term®

The Growth Fund of America

How GFA’s multiple portfolio counselor system fared in a difficult market

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Annual report for the year ended August 31, 2009

The Growth Fund of America® invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	–7.92%	2.37%	3.45%

The total annual fund operating expense ratio was 0.76% for Class A shares as of August 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

Results for other share classes can be found on page 3.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

6	How GFA’s multiple portfolio counselor system fared in a difficult market
Different viewpoints are important because they help portfolio counselors make better, more informed decisions.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

19	Financial statements

36	Board of directors and other officers

Fellow shareholders:

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The 12 months ended August 31 consisted of two vastly different stock markets. The first six months began on an ominous note with the bankruptcy of the venerable firm Lehman Brothers and was followed by one of the most difficult periods in stock market history. U.S. stocks, as represented by Standard & Poor’s 500 Composite Index, fell 41.8% as the recession and worldwide credit crisis deepened and banks struggled to stay afloat. In the second half of the fund’s fiscal year, after the U.S. banking system stabilized and panic among investors receded, U.S. stocks rose 40.5% on the hope that the recession may be ending soon. As you can see, historic steepness occurred in both directions.

In this highly volatile environment, The Growth Fund of America (GFA) posted a total return of –17.6%. On a relative basis, the fund did slightly better than the –18.2% return of the unmanaged S&P 500 Index, a broad measure of the U.S. stock market. As the table below shows, the fund’s four Lipper peer indexes had total returns ranging from –16.5% to –19.7%. This period was a difficult one, and while we are disappointed with the absolute losses investors had to endure, we are pleased with the fund’s recent recovery and will remain focused on doing things right for the long term.

Over longer periods, GFA has continued to outpace the S&P 500 and its comparable Lipper peer group indexes by significant margins. For the 10 years ended August 31, 2009, the fund posted a cumulative total return of 42.1%, compared with –7.7% for the S&P 500. For its nearly 36-year lifetime, GFA had an average annual total return of 13.6%, compared with 10.3% for the S&P 500.

Investment results analysis
Information technology companies, which comprise the fund’s five largest holdings, helped on a relative basis, losing much less than the overall market. They included Google (–0.4%), Oracle (–0.3%) and Apple (–0.8%). Information technology is GFA’s largest industry sector, with 24.5% of the portfolio’s net assets. Technology stock prices were depressed when the fiscal year began because of investors’ concerns about the cyclical nature of the business. Consumer stocks including Coca Cola (–6.3%) and McDonald’s (–9.4%) also lost considerably less than the market and helped bolster the fund.

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Results at a glance

Total returns for periods ended August 31, 2009, with all distributions reinvested

		Average annual
	1 year	5 years	10 years	Lifetime1

The Growth Fund of America (Class A shares)	–17.6%	3.2%	3.6%	13.6%
Standard & Poor’s 500 Composite Index2	–18.2	0.5	–0.8	10.3
Lipper Capital Appreciation Funds Index3	–16.5	3.7	0.7	10.5
Lipper Growth Funds Index3	–19.7	0.1	–1.9	9.1
Lipper Multi-Cap Core Funds Index3	–17.0	1.8	0.9	10.0
Lipper Multi-Cap Growth Funds Index3	–17.6	2.3	–1.2	10.2

1 Since Capital Research and Management Company began managing the fund on December 1, 1973.
2 The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
3 Lipper indexes do not reflect the effect of sales charges.
[End Sidebar]

Energy and materials companies, which had provided major contributions to the fund’s results for the 2008 fiscal year, hurt results in fiscal 2009. A dramatic decline in oil prices from $115 a barrel at the beginning of the fiscal year to $70 a barrel at the end of the year hurt energy exploration, production and service companies, materials and metals businesses. Growing demand and rising prices for oil, materials, metals and agricultural products in developing nations helped these stocks rise in fiscal 2008, but the global recession and worldwide credit crunch negatively affected demand in fiscal 2009. Suncor Energy, an exploration and production company, fell 46.5% and Schlumberger, a provider of services and technology to the petroleum industry, declined 40.4%.

GFA’s cash holding made a contribution to results during the first half of fiscal 2009 when U.S. markets punished stocks across the board with few pockets of industry or individual company strength. The fund began the year with 13.7% in cash, short-term securities, and other net assets and ended the year at 12.1%. It’s important to note that the cash position represents the aggregate views of the 10 portfolio counselors and is not a top-down decision.

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Looking ahead
We caution shareholders to expect continued volatility in the months ahead. If jobs, housing and consumer spending are slow to recover from the recession, we could experience more disappointing economic news and a weaker stock market. If we have a normal or strong recovery, many companies that have cut costs in response to the economic decline may experience surprisingly good earnings, which could lead to a stronger stock market. We are proceeding cautiously and using our robust research to inform our opinions.

Our advice is to stick to the long-term investment plan that you have worked out with your financial adviser. When you stay on your long-term plan, you can avoid mistakes like selling at the bottom and buying at the top. Similarly, we will stick with the long-term investment approach that has been beneficial for our shareholders over time. We will continue to do what we have always done — make investment judgments based on deep and global fundamental research and bring to bear the vast experience of our portfolio counselors and analysts. To learn more about how our investment professionals manage the GFA portfolio, please read the feature article on page 6, which reports on how GFA’s multiple portfolio counselor system helped the fund weather the past 12 months of market decline and recovery.

We thank you for your continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

October 5, 2009

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–7.90%	2.47%	0.07%
Not reflecting CDSC	–3.06	2.83	0.07

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	–4.02	2.78	1.86
Not reflecting CDSC	–3.05	2.78	1.86

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–2.25	3.61	2.68

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–2.01	—	–11.44

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–7.97	2.33	2.92
Not reflecting maximum sales charge	–2.35	3.56	3.72

Class 529-B shares1,3 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–7.97	2.34	2.84
Not reflecting CDSC	–3.13	2.71	2.84

Class 529-C shares3 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	–4.08	2.71	2.85
Not reflecting CDSC	–3.12	2.71	2.85

Class 529-E shares2,3 — first sold 3/1/02	–2.65	3.23	3.21

Class 529-F-1 shares2,3 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–2.12	3.72	7.22

1These shares are no longer available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

For information about the fund’s other share classes, including expense ratios, see page 28.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective
How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2009)*

1 year		5 years	10 years

Class A shares	–22.34%	2.02%	2.96%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

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Fiscal Year End (Aug 31)	The Growth Fund of America3	Standard & Poor’s 500 Composite Index with dividends reinvested4	Lipper Multi-Cap Growth Funds Index5	Lipper Multi-Cap Core Funds Index5	Consumer Price Index (inflation)6

12/1/1973 #	$9,425	$10,000	$10,000	$10,000	$10,000
8/31/1974	7,874	7,749	7,845	7,761	10,893
8/31/1975	9,792	9,776	9,431	9,873	11,830
8/31/1976	11,165	12,043	10,765	11,715	12,505
8/31/1977	12,377	11,835	11,007	11,697	13,333
8/31/1978	20,136	13,315	14,823	14,369	14,379
8/31/1979	23,595	14,881	17,014	16,280	16,078
8/31/1980	31,496	17,588	22,374	20,040	18,148
8/31/1981	35,383	18,539	24,287	21,228	20,109
8/31/1982	38,595	19,134	25,570	22,123	21,285
8/31/1983	56,382	27,582	38,044	32,033	21,830
8/31/1984	56,805	29,280	36,701	31,782	22,767
8/31/1985	64,493	34,616	41,413	36,607	23,529
8/31/1986	82,962	48,158	55,640	48,803	23,900
8/31/1987	109,731	64,779	72,149	62,610	24,924
8/31/1988	97,962	53,241	58,985	51,546	25,926
8/31/1989	136,507	74,101	83,543	69,658	27,146
8/31/1990	123,184	70,400	76,088	65,613	28,671
8/31/1991	160,815	89,300	101,155	82,704	29,760
8/31/1992	168,703	96,368	106,268	87,795	30,697
8/31/1993	210,269	110,996	133,701	104,956	31,547
8/31/1994	222,852	117,057	138,309	112,215	32,462
8/31/1995	279,812	142,129	172,196	132,843	33,312
8/31/1996	282,323	168,734	192,309	153,447	34,270
8/31/1997	391,124	237,282	252,795	207,038	35,033
8/31/1998	390,174	256,505	241,989	204,380	35,599
8/31/1999	629,203	358,611	359,870	273,501	36,405
8/31/2000	965,880	417,104	549,013	340,564	37,647
8/31/2001	721,756	315,433	308,552	263,388	38,671
8/31/2002	578,827	258,698	225,096	217,245	39,368
8/31/2003	701,724	289,889	272,701	249,447	40,218
8/31/2004	762,451	323,073	285,459	274,632	41,285
8/31/2005	924,112	363,626	342,600	322,690	42,789
8/31/2006	1,013,358	395,887	359,772	348,654	44,423
8/31/2007	1,182,434	455,775	426,880	405,569	45,298
8/31/2008	1,085,043	405,029	388,117	361,626	47,731
8/31/2009	894,135	331,128	319,832	300,031	47,023
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Year ended August 31	1974	7	1975	1976	1977	1978	1979	1980
Total value (dollars in thousands)
Dividends reinvested	—		$.4	.3	—	.3	—	.3
Value at year-end	$7.9		9.8	11.2	12.4	20.1	23.6	31.5
GFA total return	(21.3%)		24.4	14.0	10.9	62.7	17.2	33.5

Year ended August 31	1981		1982	1983	1984	1985	1986	1987
Total value (dollars in thousands)
Dividends reinvested	.5		1.7	2.3	1.6	1.2	1.0	1.4
Value at year-end	35.4		38.6	56.4	56.8	64.5	83.0	109.7
GFA total return	12.3		9.1	46.1	0.8	13.5	28.6	32.3

Year ended August 31	1988		1989	1990	1991	1992	1993	1994
Total value (dollars in thousands)
Dividends reinvested	1.5		1.7	3.6	3.2	2.5	1.5	.9
Value at year-end	98.0		136.5	123.2	160.8	168.7	210.3	222.9
GFA total return	(10.7)		39.3	(9.8)	30.5	4.9	24.6	6.0

Year ended August 31	1995		1996	1997	1998	1999	2000	2001
Total value (dollars in thousands)
Dividends reinvested	1.4		2.5	2.0	2.5	2.0	1.1	3.9
Value at year-end	279.8		282.3	391.1	390.2	629.2	965.9	721.8
GFA total return	25.6		0.9	38.5	(0.2)	61.3	53.5	(25.3)

Year ended August 31	2002		2003	2004	2005	2006	2007	2008
Total value (dollars in thousands)
Dividends reinvested	1.4		.6	.2	2.8	5.9	8.7	11.9
Value at year-end	578.8		701.7	762.5	924.1	1,013.4	1,182.4	1,085.0
GFA total return	(19.8)		21.2	8.7	21.2	9.7	16.7	(8.2)

Year ended August 31	2009
Total value (dollars in thousands)
Dividends reinvested	8.3
Value at year-end	894.1
GFA total return	(17.6)

Average annual total return for 35¾ years 13.4%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $81,010 and reinvested capital gain distributions of $479,731.
4The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses and cannot be invested in directly.
5Includes reinvested dividends and does not reflect the effect of a sales charge.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

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[photo of Jim Rothenberg]
Jim Rothenberg
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[photo of Don O’Neal]
Don O’Neal
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[photo of Mike Shanahan]
Mike Shanahan
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How GFA’s multiple portfolio counselor system fared in a difficult market

The 10 portfolio counselors of The Growth Fund of America (GFA) use fundamental research and their extensive experience to select stocks company by company. But within that approach, the world can look different to each portfolio counselor. They often have different views on the market outlook, industry analysis and varying degrees of comfort about risk and how they see the future unfolding. Consider the strategies of two veteran portfolio counselors, Mike Shanahan and Gordon Crawford.

Mike’s approach during the past 12 months has been cautious. “As one of the most senior portfolio counselors in the company, I am especially sensitive to investing in risky companies. Many of our shareholders are getting close to retirement or are already retired. They are very concerned about losing money in a down market.” During the first six months of fiscal 2009 when steep stock declines occurred, Mike’s relatively high cash holding helped GFA. In the latter part of the fiscal year when U.S stock markets recovered as much as 40%, Mike’s cash holdings didn’t participate in the rally.

Gordon Crawford began the year also concerned about risk, but his strategy was different. “I invested in companies that had a lot of cash and little or no debt and have global markets and global brands. I believed they could survive a bear market and take market share from their competitors.” His largest three investments were information technology companies Apple, Google and Amazon. Gordon’s other major holdings were companies that do business in the developing markets. The fund can invest up to 15% of its assets outside the U.S. and up to 3% in developing markets. However, even excellent companies were not spared from the sharp market declines in the first half of the fund’s fiscal year. U.S. stocks fell almost 42%, while developing markets declined more than 47%.* “It was the worst period of my 38 years as a professional investor,” Gordon says.

But Gordon turned out to be well-positioned to take advantage of the U.S. stock market reaching a bottom for the period and rallying off the March 9 low. Many developing markets hit bottom during the fiscal year and are recovering. In addition, during March, Gordon moved part of his GFA portfolio into stocks of large, well-capitalized global investment banks and financial companies. “Financial stocks had been driven down to ridiculously low stock prices,” he says. In the second half of fiscal 2009, Gordon’s investments rose sharply, making a major contribution to the fund. These two examples illustrate how the mix of investors with different perspectives can work to help the fund during a volatile market.

*U.S. stocks are represented by the S&P 500 Composite Index. Developing markets are represented by the MSCI Emerging Markets Index.

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Different investment approaches work because of the way the multiple portfolio counselor system is set up at American Funds. At GFA, the majority of the investment portfolio is managed by 10 portfolio counselors who are generalists and invest broadly. Each is allocated a portion of the portfolio to manage in line with the fund’s broad objective of “investing in companies that appear to offer superior opportunities for growth.” The final portion of the fund, up to one-fourth of the fund’s assets, is managed by a group of investment analysts that specializes in individual industries.

The 10 portfolio counselors represent a variety of different investment styles and approaches. Each portfolio counselor has been a successful investor over the long term, but some have done better in up markets and others have fared better in down markets. They come from different backgrounds and have differing life experiences and areas of knowledge.

How did GFA’s multiple portfolio counselor system work during the 2009 fiscal year? As you will recall, the past 12 months included some of the worst months for stock markets since the 1930s as well as a powerful rally in the second half. According to Don O’Neal, president of GFA, “The multiple portfolio counselor system showed its stuff in this difficult period. We had both bears and bulls among the fund’s counselors, and they discussed their points of view and outlooks in our investment meetings. Different counselors excelled in different time periods. Our long-term results show the strength of our system.”

Jim Rothenberg, vice chairman of the fund, explains why the system has worked over the long term as well: “First, you get talented individual decision-makers who are accountable for their own results. Second, their results are blended so the total portfolio is more diversified and has been relatively more stable than if it were managed by only one person.”

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[photo of Gordon Crawford]
Gordon Crawford
[End Photo Caption]

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[photo of Blair Frank]
Blair Frank
[End Photo Caption]

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[photo of Mike Kerr]
Mike Kerr
[End Photo Caption]

[Begin Pull Quote]
“I invested in companies that had a lot of cash and little or no debt and have global markets and global brands. I believed they could survive a bear market and take market share from their competitors.”

—Gordon Crawford
[End Pull Quote]

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In the pages that follow, we talk with several portfolio counselors and an investment analyst to find out why different investment approaches are important for GFA, how the fund’s investment professionals go about finding promising companies, and what lessons they learned from the volatile 2009 fiscal year.

Why are multiple perspectives important?

Different viewpoints are important because they help portfolio counselors make better, more informed decisions. Six of the 10 portfolio counselors have 37 years or more of investment experience and can advise others about what has worked in similar situations in the past.

Portfolio counselor Blair Frank thinks the multiple portfolio counselor system works because it allows investment professionals to build their portfolios based on their own view — not a consensus view. “But this process doesn’t happen in a vacuum. It happens through dialogue in meetings. You get the best discussions when people have genuinely different views.”

Multiple perspectives can help generate fresh investment ideas. “Even though GFA has a large number of people with many years of experience, our philosophy is to treat everyone as equitably as we can,” says portfolio counselor Mike Kerr. “In an investment discussion, everyone in the room has responsibility for participating. No one is right or wrong because they have more experience. We are delighted when new people try out their ideas.”

How do investment professionals at GFA go about finding promising stocks in today’s market?

Portfolio counselor Gregg Ireland exemplifies the GFA approach. He uses in-depth fundamental research on companies and is prepared to invest when there is a price decline in the stock that isn’t warranted by the facts about the company. “You want to be in a position at a time like last September when you can make a phone call to company executives and they return the call promptly. When you talk to company executives, you want them to be straight with you. The only way those things can happen is if you have a long-standing relationship of mutual respect with the company’s management. You need to be prepared. You want to know the situation well in advance of a price decline when the opportunity to buy the stock cheaply comes up.”

What specifically do they seek? Investment analyst Dylan Yolles says he looks for companies with good balance sheets that generate large amounts of cash flow and businesses with franchises that are resistant to competitive and other shocks. “During the market turmoil, I found many technology companies that met these criteria,” he says. “In many instances, the stocks of these companies had fallen to valuation levels that we had never seen before.”

Don O’Neal also focused on technology where he found above-average companies at below-average valuations. “Above-average companies mean they have excellent balance sheets, above-average growth and margins and very good competitive positions — if you picked the right ones. At the start of the fiscal year, fear of cyclicality had overly depressed technology stock prices. Investing in that group worked out well during the past 12 months.”

[Begin Pull Quote]
“Any market tends to go to extremes. The multiple manager system works because it mitigates the extremes. The fund never goes too far in one direction.”

— Mike Shanahan
[End Pull Quote]

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Donnalisa Barnum, portfolio counselor, says she is seeking good companies with high-quality business models and great management teams selling at reasonable valuations. “I am looking for companies with a large or growing share in a growing end market. I like companies that have a branded business or branded products that can range from elevators, helicopters, running shoes to software and beyond.” She also favors businesses in industries with high entry barriers and with control over distribution either through a dedicated sales force or a direct relationship with customers. She hasn’t invested in “low-quality, beaten-up companies just because they are cheap and selling at low earnings multiples in the hope that they will be purchased by a larger company at a premium.”

What lessons did portfolio counselors learn from the volatile year of 2009?

Emotion can drive panic selling. “Once again, I learned that emotions can drive investors and even entire markets very much astray,” says Gregg Ireland. “It reinforced my long-held conviction that investing is a difficult proposition and that there are cycles and volatility. We have to be patient and stick to our knitting. In this case, that means sticking to our fundamental research for the clues about where to invest and then keeping to our long-term value approach for running the portfolio.”

Risk means potential for harm and is not an abstraction. “Risk means the potential for harm or loss,” says Don. “This definition of risk is different from the one that some people in the financial industry use. Others often use ‘volatility’ to represent risk, which is plugged into mathematical models. Models can be useful tools, but without common sense, they don’t capture the entire risk profile. For example, we were all surprised at the amount of leverage in the system. It had been building up slowly for a couple of decades, and no one realized how high it was until it got to be too much.”

The value of different perspectives and investment approaches

“Any market tends to go to extremes,” says Mike Shanahan. “The multiple manager system works because it mitigates the extremes. The fund never goes too far in one direction. By bringing together a group of individuals with different styles, experiences and knowledge, we have been able to smooth out short-term peaks and navigate difficult markets to deliver consistent long-term results. That’s because of the results of portfolio counselors whose style and investments are currently in favor may temper the results of those whose investments are out of season.”

“There is ample evidence that the system works over long periods of time,” Don says. “Over its nearly 36-year lifetime, the fund has consistently produced above-average results. The multiple portfolio counselor system is one of the keys to our success, and we have tremendous confidence in it.” ■

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[photo of Gregg Ireland]
Gregg Ireland
[End Photo Caption]

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[photo of Dylan Yolles]
Dylan Yolles
[End Photo Caption]

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[photo of Donnalisa Barnum]
Donnalisa Barnum
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A wealth of experience

The Growth Fund of America currently has 10 portfolio counselors who bring together 332 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Portfolio counselor	Years of investment experience*

R. Michael Shanahan	45
Ronald B. Morrow	41
James F. Rothenberg	39
Gordon Crawford	38
James E. Drasdo	38
Gregg E. Ireland	37
Donnalisa Barnum	28
Michael T. Kerr	26
Donald D. O’Neal	24
J. Blair Frank	16

*As of November 1, 2009.
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Summary investment portfolio, August 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	24.46%
Health care	11.37
Financials	10.11
Consumer discretionary	8.86
Energy	8.18
Other industries	24.16
Convertible securities	.46
Preferred stocks	.23
Bonds & notes	.10
Short-term securities & other assets less liabilities	12.07
[end pie chart]

Largest Equity Holdings	Percent of net assets

Microsoft	3.3%
Google	2.8
Oracle	2.6
Apple	1.9
Cisco Systems	1.6
Bank of America	1.5
Medtronic	1.3
Coca-Cola	1.3
JPMorgan Chase	1.3
Philip Morris International	1.2

		Value	Percent of
Common stocks - 87.14%	Shares	(000)	net assets
Information technology - 24.46%
Microsoft Corp.	192,517,600	$4,745,559	3.31%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Google Inc., Class A (1)	8,837,900	4,080,193	2.85
One of the most frequently used website search engines in the world.
Oracle Corp.	173,439,376	3,793,119	2.65
Major supplier of database management software. Also develops business applications and provides consulting and support.
Apple Inc. (1)	16,280,000	2,738,459	1.91
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Cisco Systems, Inc. (1)	109,495,000	2,365,092	1.65
The leading maker of equipment used in Internet networking.
SAP AG (2)	22,964,600	1,122,478
A leading developer of software for business applications. Also provides information technology services.
SAP AG (ADR)	2,715,000	132,383	.88
A leading developer of software for business applications. Also provides information technology services.
Yahoo! Inc. (1) (3)	84,601,100	1,236,022	.86
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Corning Inc. (3)	77,858,846	1,174,111	.82
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
QUALCOMM Inc.	23,860,194	1,107,590	.77
Develops and licenses technologies for digital wireless communications products.
Hewlett-Packard Co.	22,465,000	1,008,454	.70
A premier manufacturer of servers, software, printing systems and PCs.
EMC Corp. (1)	57,000,000	906,300	.63
A leading maker of computer memory storage and retrieval products.
Applied Materials, Inc.	62,640,000	825,595	.58
The leading diversified supplier of manufacturing equipment to the global semiconductor industry.
International Business Machines Corp.	6,660,000	786,213	.55
The world's largest maker of computer hardware, and a leading provider of software and semiconductors.
Intel Corp.	35,520,000	721,766	.50
Leading supplier of microprocessors and other integrated circuits for personal computers, networks and communications products.
Other securities		8,308,907	5.80
		35,052,241	24.46

Health care - 11.37%
Medtronic, Inc.	48,825,000	1,869,997	1.30
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Roche Holding AG (2)	9,905,000	1,577,902	1.10
A world leader in pharmaceuticals and diagnostic research.
Teva Pharmaceutical Industries Ltd. (ADR)	26,989,307	1,389,949	.97
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Gilead Sciences, Inc. (1)	25,920,000	1,167,955	.82
Develops drugs to treat infectious diseases and cancer.
Merck & Co., Inc.	26,500,000	859,395	.60
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Celgene Corp. (1)	13,800,000	719,946	.50
A global pharmaceutical company, making drugs to treat cancer and inflammatory diseases.
Eli Lilly and Co.	21,220,000	710,021	.50
A global pharmaceutical company that sells drugs to treat mental disease, diabetes, cancer, osteoporosis and infectious diseases.
Other securities		7,996,019	5.58
		16,291,184	11.37

Financials - 10.11%
Bank of America Corp.	123,044,655	2,164,355	1.51
One of the world's largest commercial banks.
JPMorgan Chase & Co.	42,345,000	1,840,314	1.28
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Berkshire Hathaway Inc., Class A (1)	14,321	1,444,273	1.01
This holding company's primary business is insurance and reinsurance. Also involved in publishing, retailing, flight training and other businesses.
Wells Fargo & Co.	50,278,800	1,383,673	.96
One of the largest banks in the U.S. and a leader in online banking.
Bank of New York Mellon Corp.	30,913,100	915,337	.64
Asset management and securities services company providing a wide array of financial solutions for businesses, individuals and advisers.
Credit Suisse Group AG (2)	15,208,000	775,992	.54
One of the world's largest private banks and a provider of investment banking, insurance, and asset management services.
Other securities		5,972,965	4.17
		14,496,909	10.11

Consumer discretionary - 8.86%
Time Warner Inc.	47,969,200	1,338,820	.93
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Target Corp.	22,199,100	1,043,358	.73
Operates Target, a major chain of general merchandise and food discount stores in the U.S.
McDonald's Corp.	17,838,000	1,003,209	.70
The world's largest fast-food chain, with restaurants throughout the U.S. and around the world.
News Corp., Class A	90,260,800	967,596	.68
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Lowe's Companies, Inc.	39,880,800	857,437	.60
Among America's largest do-it-yourself home improvement retailers.
Johnson Controls, Inc. (3)	30,792,800	762,738	.53
A leading manufacturer of components for automotive systems and building controls.
Other securities		6,726,980	4.69
		12,700,138	8.86

Energy - 8.18%
Suncor Energy Inc.	46,610,366	1,426,075	1.00
Explores for, processes and sells oil and natural gas. Its subsidiary, Sunoco, refines crude oil and sells gasoline.
Schlumberger Ltd.	22,249,400	1,250,416	.87
A leading provider of services and technology to the petroleum industry.
Occidental Petroleum Corp.	11,830,000	864,773	.60
A world leader in oil and natural gas exploration and production and a major North American chemical manufacturer.
Other securities		8,177,108	5.71
		11,718,372	8.18

Industrials - 6.38%
United Parcel Service, Inc., Class B	20,188,500	1,079,277	.75
The world's largest package delivery company and express carrier.
Burlington Northern Santa Fe Corp.	12,848,600	1,066,691	.74
Freight rail transportation company serving the U.S. and Canada.
Boeing Co.	16,842,598	836,572	.58
The world's largest commercial aircraft manufacturer and a significant participant in the defense and space industries.
General Dynamics Corp.	11,791,400	697,933	.49
This major defense contractor manufactures warships, submarines and information systems.
Other securities		5,461,993	3.82
		9,142,466	6.38

Materials - 6.12%
Barrick Gold Corp.	35,000,000	1,214,500	.85
Owns and operates gold mines in North and South America, Australia and Africa.
Syngenta AG (2)	4,540,000	1,069,064	.75
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Monsanto Co.	9,239,400	775,001	.54
A global provider of bioengineered agricultural products including chemicals and seeds.
Newmont Mining Corp.	17,648,000	709,273	.49
One of the world's largest gold producers, with international gold and mineral mining operations.
Other securities		5,009,443	3.49
		8,777,281	6.12

Consumer staples - 6.05%
Coca-Cola Co.	38,155,000	1,860,819	1.30
The world's largest soft drink maker.
Philip Morris International Inc.	38,746,700	1,771,112	1.23
One of the world's largest international tobacco companies.
Colgate-Palmolive Co.	15,964,400	1,160,612	.81
A leading manufacturer of personal care and household cleaning products.
Wal-Mart Stores, Inc.	14,095,000	717,013	.50
The world's largest retailer.
Other securities		3,164,314	2.21
		8,673,870	6.05

Telecommunication services - 1.29%
América Móvil, SAB de CV, Series L (ADR)	16,232,028	732,876	.51
Latin America's largest cellular communications provider.
Other securities		1,120,056	.78
		1,852,932	1.29

Utilties - 0.77%
Other securities		1,103,271	.77

Miscellaneous - 3.55%
Other common stocks in initial period of acquisition		5,093,698	3.55

Total common stocks (cost: $118,050,438,000)		124,902,362	87.14

		Value	Percent of
Preferred stocks - 0.23%	Shares	(000)	net assets
Financials - 0.23%
Wells Fargo & Co. 7.98% (4)	243,767,000	220,609
Wachovia Capital Trust III 5.80% (4)	86,655,000	57,192
Wells Fargo Capital XIII 7.70% (4)	38,972,000	34,101
Wells Fargo Capital XV 9.75% (4)	20,997,000	21,417	.23
		333,319	.23

Telecommunication services - 0.00%
Other securities		448	.00

Total preferred stocks (cost: $322,662,000)		333,767	.23

		Value	Percent of
Warrants - 0.00%		(000)	net assets
Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $10,949,000)		-	.00

		Value	Percent of
Convertible securities - 0.46%		(000)	net assets

Other - 0.43%
Other securities		619,457	.43

Miscellaneous - 0.03%
Other convertible securities in initial period of acquisition		38,878	.03

Total convertible securities (cost: $453,188,000)		658,335	.46

		Value	Percent of
Bonds & notes - 0.10%		(000)	net assets
Other - 0.10%
Other securities		136,812	.10

Total bonds & notes (cost: $256,536,000)		136,812	.10

	Principal
	amount	Value	Percent of
Short-term securities - 12.27%	(000)	(000)	net assets
Freddie Mac 0.19%-1.00% due 9/1/2009-2/16/2010	$6,385,677	6,383,129	4.45
U.S. Treasury Bills 0.19%-0.521% due 9/3/2009-1/28/2010	3,546,100	3,545,387	2.47
Federal Home Loan Bank 0.175%-1.12% due 9/3/2009-2/10/2010 (4)	3,497,485	3,496,503	2.44
Fannie Mae 0.17%-0.75% due 9/9/2009-7/12/2010	2,945,294	2,944,011	2.05
Coca-Cola Co. 0.20%-0.24% due 9/2-12/11/2009 (5)	71,650	71,640	.05
Park Avenue Receivables Co., LLC 0.27% due 9/4/2009 (5)	48,000	47,999
Jupiter Securitization Co., LLC 0.22% due 9/22/2009 (5)	21,500	21,497	.05
Medtronic Inc. 0.20% due 11/30/2009 (5)	33,800	33,772	.02
NetJets Inc. 0.20% due 9/8/2009 (5)	25,000	24,998	.02
Other securities		1,023,301	.72
Total short-term securities (cost: $17,588,724,000)		17,592,237	12.27

Total investment securities (cost: $136,682,497,000)		143,623,513	100.20
Other assets less liabilities		(293,535)	(.20)

Net assets		$143,329,978	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2009, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 8/31/09 (000)
Yahoo! Inc. (1)	76,694,100	15,227,000	7,320,000	84,601,100	$-	$1,236,022
Corning Inc.	40,873,000	50,270,146	13,284,300	77,858,846	15,171	1,174,111
Johnson Controls, Inc.	26,746,400	5,296,400	1,250,000	30,792,800	15,532	762,738
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	-	99,040		99,040	164	12,553
Avon Products, Inc.	18,575,000	3,988,617	688,617	21,875,000	17,465	697,156
Intuit Inc. (1)	16,825,000	3,975,000		20,800,000	-	577,616
Paychex, Inc.	14,991,700	5,249,700		20,241,400	23,884	572,629
Linear Technology Corp.	19,850,000	-		19,850,000	17,269	527,414
Vertex Pharmaceuticals Inc. (1) (6)	1,500,000	9,753,000		11,253,000	-	420,975
CONSOL Energy Inc. (7)	7,400,000	-		7,400,000	2,960	276,834
CONSOL Energy Inc.	3,456,400	-		3,456,400	1,383	129,304
KLA-Tencor Corp.	12,940,000	-		12,940,000	7,764	403,728
Xilinx, Inc.	17,400,000	-		17,400,000	9,744	386,976
Qwest Communications International Inc.	121,418,000	-	25,000,000	96,418,000	5,939	346,141
Sigma-Aldrich Corp.	5,455,000	700,000		6,155,000	3,285	312,674
BJ Services Co.	-	14,705,000	63,800	14,641,200	2,206	235,138
Kerry Group PLC, Class A (2)	8,965,824	-		8,965,824	2,659	234,801
Trimble Navigation Ltd. (1)	6,047,200	-		6,047,200	-	153,962
Harman International Industries, Inc.	4,078,900	198,900		4,277,800	102	128,291
Autodesk, Inc. (1) (8)	10,950,000	5,100,000	10,180,000	5,870,000	-	-
Baker Hughes Inc. (8)	17,707,200	1,850,000	5,441,022	14,116,178	8,159	-
Best Buy Co., Inc. (8)	21,163,400	-	7,606,525	13,556,875	8,937	-
CarMax, Inc. (1) (8)	11,286,717	51,783	5,338,500	6,000,000	-	-
EMC Corp. (1) (8)	79,315,200	34,343,300	56,658,500	57,000,000	-	-
Flowserve Corp. (8)	-	2,850,000	2,850,000	-	2,362	-
Garmin Ltd. (8)	10,810,000	-	10,810,000	-	3,826	-
International Game Technology (8)	15,207,000	-	15,207,000	-	4,196	-
Las Vegas Sands Corp. (1) (8)	13,735,821	34,288,979	31,307,300	16,717,500	-	-
Liberty Media Corp., Liberty Interactive, Series A (8)	30,367,500	-	30,367,500	-	-	-
Lowe's Companies, Inc. (8)	95,114,400	-	55,233,600	39,880,800	21,905	-
Lowe's Companies, Inc., short-term securities (8)	$-	$44,800,000	$44,800,000	$-	126	-
Maxim Integrated Products, Inc. (8)	17,025,000	-	12,825,000	4,200,000	8,490	-
Millipore Corp. (1) (6) (8)	2,600,000	400,000	2,200,000	800,000	-	-
Mirant Corp. (8)	9,750,000	-	9,750,000	-	-	-
Smith International, Inc. (8)	12,937,098	1,420,000	3,500,000	10,857,098	5,370	-
Sovereign Bancorp, Inc. (8)	36,725,000	1,000,000	37,725,000	-	-	-
Suncor Energy Inc. (8)	51,404,720	17,355,798	22,150,152	46,610,366	6,722	-
Syngenta AG (2) (8)	5,200,000	150,000	810,000	4,540,000	19,517	-
Target Corp. (8)	40,346,502	1,267,500	19,414,902	22,199,100	19,313	-
Target Corp., short-term securites (8)	$-	$25,000,000	$25,000,000	$-	89	-
United States Steel Corp. (8)	7,656,935	-	4,153,735	3,503,200	2,452	-
					$236,991	$8,589,063

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $13,922,495,000, which represented 9.71% of the net assets of the fund. This amount includes $13,314,744,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Coupon rate may change periodically.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $797,725,000, which represented .56% of the net assets of the fund.

(6) This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2008, and was not publicly disclosed.
(7) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 10/2/2003 at a cost of $67,784,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $281,757,000, which represented .20% of the net assets of the fund.

(8) Unaffiliated issuer at 8/31/2009.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $126,769,187)	$135,034,450
Affiliated issuers (cost: $9,913,310)	8,589,063	$143,623,513
Cash denominated in currencies other than U.S. dollars
(cost: $2,267)		2,266
Cash		151
Receivables for:
Sales of investments	465,275
Sales of fund's shares	267,350
Dividends and interest	218,238	950,863
		144,576,793
Liabilities:
Payables for:
Purchases of investments	765,779
Repurchases of fund's shares	307,203
Investment advisory services	33,300
Services provided by affiliates	104,469
Directors' deferred compensation	2,800
Other	33,264	1,246,815
Net assets at August 31, 2009		$143,329,978

Net assets consist of:
Capital paid in on shares of capital stock		$153,836,515
Undistributed net investment income		693,514
Accumulated net realized loss		(18,121,508)
Net unrealized appreciation		6,921,457
Net assets at August 31, 2009		$143,329,978

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 7,500,000 shares, $.001 par value (5,787,149 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$61,587,377	2,470,038	$24.93
Class B	4,062,772	168,748	24.08
Class C	7,501,546	313,123	23.96
Class F-1	16,530,830	667,083	24.78
Class F-2	3,247,287	130,057	24.97
Class 529-A	2,542,873	102,488	24.81
Class 529-B	416,531	17,252	24.14
Class 529-C	767,340	31,806	24.13
Class 529-E	132,721	5,389	24.63
Class 529-F-1	79,236	3,197	24.79
Class R-1	475,904	19,670	24.19
Class R-2	2,366,919	97,423	24.30
Class R-3	11,476,699	467,410	24.55
Class R-4	15,984,957	645,789	24.75
Class R-5	14,022,680	562,204	24.94
Class R-6	2,134,306	85,472	24.97

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $26.45 and $26.32, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2009	(dollars in thousands)

Investment income:
Income:
Dividend (net of non-U.S. taxes of $46,598; also includes $236,776 from affiliates)	$1,972,045
Interest (also includes $215 from affiliates)	236,711	$2,208,756

Fees and expenses*:
Investment advisory services	351,152
Distribution services	398,313
Transfer agent services	118,644
Administrative services	104,709
Reports to shareholders	14,434
Registration statement and prospectus	18,295
Directors' compensation	185
Auditing and legal	119
Custodian	3,720
State and local taxes	1
Other	7,486
Total fees and expenses before waiver	1,017,058
Less investment advisory services waiver	12,213
Total fees and expenses after waiver		1,004,845
Net investment income		1,203,911

Netrealized loss andunrealized depreciation on investments and currency:
Net realized loss on:
Investments (also includes $3,155,420 net loss from affiliates)	(17,892,878)
Currency transactions	(3,255)	(17,896,133)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $20,601)	(16,037,560)
Currency translations	2,817	(16,034,743)
Net realized loss and unrealized depreciation on investments and currency		(33,930,876)
Net decrease in net assets resulting from operations		$(32,726,965)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended August 31
	2009	2008
Operations:
Net investment income	$1,203,911	$1,856,473
Net realized (loss) gain on investments and currency transactions	(17,896,133)	2,531,957
Net unrealized depreciation on investments and currency translations	(16,034,743)	(20,699,518)
Net decrease in net assets resulting from operations	(32,726,965)	(16,311,088)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,231,544)	(1,750,441)
Distributions from net realized gain on investments	-	(11,006,097)
Total dividends and distributions paid to shareholders	(1,231,544)	(12,756,538)

Net capital share transactions	(1,830,651)	22,277,539

Total decrease in net assets	(35,789,160)	(6,790,087)

Net assets:
Beginning of year	179,119,138	185,909,225
End of year (including undistributed net investment income: $693,514 and $726,171, respectively)	$143,329,978	$179,119,138

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are no longer available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2009, the fund reclassified $3,224,000 from undistributed net investment income to accumulated net realized loss and $1,800,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$850,404
Capital loss carryforward expiring 2017*	(4,449,264)
Post-October capital loss deferrals (realized during the period November 1, 2008, through August 31, 2009)†	(13,392,433)
Gross unrealized appreciation on investment securities	18,618,362
Gross unrealized depreciation on investment securities	(12,120,163)
Net unrealized appreciation on investment securities	6,498,199
Cost of investment securities	137,125,314

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2009			Year ended August 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$597,313	$-	$597,313	$903,273	$5,171,253	$6,074,526
Class B	1,325	-	1,325	21,976	447,562	469,538
Class C	3,481	-	3,481	32,444	672,747	705,191
Class F-1	182,282	-	182,282	273,603	1,522,733	1,796,336
Class F-2*	10,468	-	10,468	-	-	-
Class 529-A	22,729	-	22,729	27,788	163,691	191,479
Class 529-B	220	-	220	1,234	32,344	33,578
Class 529-C	679	-	679	2,308	52,568	54,876
Class 529-E	786	-	786	1,036	8,617	9,653
Class 529-F-1	839	-	839	1,001	4,939	5,940
Class R-1	992	-	992	1,728	26,559	28,287
Class R-2	4,376	-	4,376	9,503	169,692	179,195
Class R-3	71,878	-	71,878	108,674	838,178	946,852
Class R-4	138,342	-	138,342	181,296	1,061,860	1,243,156
Class R-5	195,834	-	195,834	184,577	833,354	1,017,931
Class R-6†	-	-	-	-	-	-
Total	$1,231,544	$-	$1,231,544	$1,750,441	$11,006,097	$12,756,538

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended August 31, 2009, total investment advisory services fees waived by CRMC were $12,213,000. As a result, the fee shown on the accompanying financial statements of $351,152,000, which was equivalent to an annualized rate of 0.278%, was reduced to $338,939,000, or 0.268% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$134,487	$111,185	Not applicable	Not applicable	Not applicable
Class B	40,677	7,459	Not applicable	Not applicable	Not applicable
Class C	68,506	Included in administrative services	$10,283	$2,027	Not applicable
Class F-1	39,735		20,554	1,547	Not applicable
Class F-2	Not applicable		1,812	57	Not applicable
Class 529-A	4,293		2,782	480	$2,157
Class 529-B	3,718		481	146	373
Class 529-C	6,538		845	231	656
Class 529-E	560		144	25	112
Class 529-F-1	-		84	15	65
Class R-1	3,894		546	104	Not applicable
Class R-2	15,069		2,995	5,611	Not applicable
Class R-3	48,736		14,594	3,645	Not applicable
Class R-4	32,100		18,999	206	Not applicable
Class R-5	Not applicable		12,908	105	Not applicable
Class R-6*	Not applicable		119	1	Not applicable
Total	$398,313	$ 118,644	$87,146	$14,200	$3,363
*Class R-6 was offered beginning May 1, 2009.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $185,000, shown on the accompanying financial statements, includes $590,000 in current fees (either paid in cash or deferred) and a net decrease of $405,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$32,998,398	$2,053,843	*	$-	$35,052,241
Health care	14,107,841	2,183,343	*	-	16,291,184
Financials	11,815,066	2,681,444	*	399	14,496,909
Consumer discretionary	12,202,587	497,551	*	-	12,700,138
Energy	11,343,031	375,341	*	-	11,718,372
Industrials	9,142,466	-		-	9,142,466
Materials	5,421,800	3,355,481	*	-	8,777,281
Consumer staples	7,956,264	717,606	*	-	8,673,870
Telecommunication services	1,214,928	638,004	*	-	1,852,932
Utilities	1,103,271	-		-	1,103,271
Miscellaneous	4,281,567	812,131	*	-	5,093,698
Preferred stocks	-	333,319		448	333,767
Convertible securities	12,553	645,782		-	658,335
Bonds & notes	-	136,812		-	136,812
Short-term securities	-	17,592,237		-	17,592,237
Total	$111,599,772	$32,022,894		$847	$143,623,513

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2009 (dollars in thousands):

	Beginning value at 9/1/2008	Net purchases	Net unrealized depreciation †	Net transfers out of Level 3	Ending value at 8/31/2009

Investment securities	$79,752	$276,454	$(180,978)	$(174,381)	$847

Net unrealized depreciation during the period on Level 3 investment securities held at August 31, 2009 (dollars in thousands) †:					$(8,961)

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $13,314,744,000 of investment securities were classified as Level 2 instead of Level 1.

†Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2009
Class A	$9,244,844	423,547	$574,110	28,966	$(13,898,783)	(646,021)	$(4,079,829)	(193,508)
Class B	266,626	12,803	1,273	66	(1,259,968)	(60,385)	(992,069)	(47,516)
Class C	1,125,020	53,313	3,301	172	(1,827,122)	(88,819)	(698,801)	(35,334)
Class F-1	4,693,646	216,560	161,986	8,227	(8,500,584)	(397,082)	(3,644,952)	(172,295)
Class F-2	3,242,431	145,682	8,094	409	(417,431)	(19,744)	2,833,094	126,347
Class 529-A	389,954	17,918	22,722	1,152	(223,093)	(10,417)	189,583	8,653
Class 529-B	31,539	1,526	220	11	(35,303)	(1,694)	(3,544)	(157)
Class 529-C	133,286	6,288	678	35	(90,547)	(4,335)	43,417	1,988
Class 529-E	22,370	1,046	785	40	(12,294)	(579)	10,861	507
Class 529-F-1	19,232	879	838	42	(11,069)	(521)	9,001	400
Class R-1	143,419	6,772	983	51	(86,836)	(4,125)	57,566	2,698
Class R-2	776,562	36,643	4,373	226	(644,723)	(30,415)	136,212	6,454
Class R-3	3,233,689	149,528	71,742	3,670	(2,607,100)	(120,810)	698,331	32,388
Class R-4	5,362,070	245,270	138,302	7,035	(3,654,967)	(173,090)	1,845,405	79,215
Class R-5	4,895,084	223,005	194,941	9,860	(5,353,280)	(236,997)	(263,255)	(4,132)
Class R-6(2)	2,054,518	86,542	-	-	(26,189)	(1,070)	2,028,329	85,472
Total net increase
(decrease)	$35,634,290	1,627,322	$1,184,348	59,962	$(38,649,289)	(1,796,104)	$(1,830,651)	(108,820)

Year ended August 31, 2008
Class A	$12,212,924	365,928	$5,849,262	175,075	$(13,207,306)	(397,084)	$4,854,880	143,919
Class B	496,163	15,434	450,163	13,937	(1,060,559)	(33,408)	(114,233)	(4,037)
Class C	1,759,379	54,670	671,984	20,902	(1,590,505)	(50,089)	840,858	25,483
Class F-1	8,471,044	255,403	1,440,957	43,415	(5,702,933)	(173,820)	4,209,068	124,998
Class F-2(3)	114,425	3,732	-	-	(664)	(22)	113,761	3,710
Class 529-A	569,170	17,122	191,446	5,756	(183,171)	(5,544)	577,445	17,334
Class 529-B	61,575	1,906	33,576	1,035	(30,538)	(956)	64,613	1,985
Class 529-C	191,448	5,923	54,866	1,691	(74,643)	(2,332)	171,671	5,282
Class 529-E	28,006	850	9,649	292	(10,088)	(307)	27,567	835
Class 529-F-1	25,341	764	5,939	179	(13,526)	(411)	17,754	532
Class R-1	234,741	7,246	28,116	864	(93,261)	(2,893)	169,596	5,217
Class R-2	969,706	29,748	179,009	5,483	(815,966)	(25,047)	332,749	10,184
Class R-3	5,071,584	153,322	945,369	28,717	(4,330,927)	(134,518)	1,686,026	47,521
Class R-4	6,157,192	184,734	1,243,079	37,487	(5,226,557)	(158,300)	2,173,714	63,921
Class R-5	8,654,599	258,989	1,010,318	30,258	(2,512,847)	(75,479)	7,152,070	213,768
Total net increase
(decrease)	$45,017,297	1,355,771	$12,113,733	365,091	$(34,853,491)	(1,060,210)	$22,277,539	660,652

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $47,338,692,000 and $42,063,123,000, respectively, during the year ended August 31, 2009.

8. Subsequent events

As of October 5, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 8/31/2009	$30.61	$.22	$(5.67)	$(5.45)	$(.23)	$-	$(.23)	$24.93	(17.59)%	$61,587	.76%	.75%	1.00%
Year ended 8/31/2008	35.77	.36	(3.10)	(2.74)	(.36)	(2.06)	(2.42)	30.61	(8.24)	81,529	.65	.62	1.09
Year ended 8/31/2007	31.93	.32	4.89	5.21	(.27)	(1.10)	(1.37)	35.77	16.69	90,125	.64	.62	.94
Year ended 8/31/2006	29.51	.28	2.56	2.84	(.19)	(.23)	(.42)	31.93	9.66	78,854	.65	.63	.89
Year ended 8/31/2005	24.43	.21	4.96	5.17	(.09)	-	(.09)	29.51	21.20	67,793	.68	.66	.76
Class B:
Year ended 8/31/2009	29.44	.06	(5.41)	(5.35)	(.01)	-	(.01)	24.08	(18.18)	4,063	1.50	1.49	.27
Year ended 8/31/2008	34.48	.11	(2.99)	(2.88)	(.10)	(2.06)	(2.16)	29.44	(8.91)	6,367	1.39	1.37	.34
Year ended 8/31/2007	30.83	.06	4.73	4.79	(.04)	(1.10)	(1.14)	34.48	15.82	7,596	1.39	1.36	.20
Year ended 8/31/2006	28.55	.04	2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839	1.40	1.38	.14
Year ended 8/31/2005	23.73	- (5)	4.82	4.82	-	-	-	28.55	20.31	6,098	1.43	1.41	.01
Class C:
Year ended 8/31/2009	29.30	.06	(5.39)	(5.33)	(.01)	-	(.01)	23.96	(18.18)	7,502	1.50	1.49	.26
Year ended 8/31/2008	34.34	.09	(2.97)	(2.88)	(.10)	(2.06)	(2.16)	29.30	(8.95)	10,209	1.44	1.41	.29
Year ended 8/31/2007	30.73	.05	4.70	4.75	(.04)	(1.10)	(1.14)	34.34	15.74	11,091	1.45	1.42	.14
Year ended 8/31/2006	28.47	.02	2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036	1.47	1.44	.07
Year ended 8/31/2005	23.68	(.01)	4.80	4.79	-	-	-	28.47	20.23	7,054	1.48	1.46	(.05)
Class F-1:
Year ended 8/31/2009	30.41	.24	(5.63)	(5.39)	(.24)	-	(.24)	24.78	(17.52)	16,531	.69	.68	1.08
Year ended 8/31/2008	35.56	.36	(3.08)	(2.72)	(.37)	(2.06)	(2.43)	30.41	(8.23)	25,528	.63	.61	1.09
Year ended 8/31/2007	31.76	.32	4.87	5.19	(.29)	(1.10)	(1.39)	35.56	16.71	25,404	.63	.61	.95
Year ended 8/31/2006	29.37	.28	2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613	.64	.61	.91
Year ended 8/31/2005	24.33	.20	4.94	5.14	(.10)	-	(.10)	29.37	21.18	12,122	.70	.68	.73
Class F-2:
Year ended 8/31/2009	30.61	.26	(5.63)	(5.37)	(.27)	-	(.27)	24.97	(17.31)	3,247	.46	.46	1.19
Period from 8/1/2008 to 8/31/2008	30.43	.03	.15	.18	-	-	-	30.61	.59	114	.04	.03	.09
Class 529-A:
Year ended 8/31/2009	30.47	.22	(5.64)	(5.42)	(.24)	-	(.24)	24.81	(17.60)	2,543	.77	.76	.99
Year ended 8/31/2008	35.62	.34	(3.08)	(2.74)	(.35)	(2.06)	(2.41)	30.47	(8.27)	2,859	.69	.66	1.03
Year ended 8/31/2007	31.81	.31	4.87	5.18	(.27)	(1.10)	(1.37)	35.62	16.66	2,725	.69	.66	.90
Year ended 8/31/2006	29.42	.27	2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968	.68	.66	.86
Year ended 8/31/2005	24.38	.19	4.95	5.14	(.10)	-	(.10)	29.42	21.13	1,386	.73	.71	.69
Class 529-B:
Year ended 8/31/2009	29.56	.04	(5.45)	(5.41)	(.01)	-	(.01)	24.14	(18.28)	416	1.58	1.57	.17
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.08)	(2.06)	(2.14)	29.56	(9.00)	514	1.50	1.48	.23
Year ended 8/31/2007	30.97	.03	4.74	4.77	(.02)	(1.10)	(1.12)	34.62	15.69	534	1.51	1.48	.08
Year ended 8/31/2006	28.71	.01	2.48	2.49	-	(.23)	(.23)	30.97	8.68	424	1.52	1.50	.02
Year ended 8/31/2005	23.91	(.04)	4.84	4.80	-	-	-	28.71	20.08	335	1.59	1.57	(.16)
Class 529-C:
Year ended 8/31/2009	29.55	.04	(5.44)	(5.40)	(.02)	-	(.02)	24.13	(18.25)	767	1.58	1.57	.18
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.09)	(2.06)	(2.15)	29.55	(8.99)	881	1.50	1.47	.23
Year ended 8/31/2007	30.99	.03	4.74	4.77	(.04)	(1.10)	(1.14)	34.62	15.66	849	1.50	1.48	.08
Year ended 8/31/2006	28.72	.01	2.49	2.50	-	(.23)	(.23)	30.99	8.71	619	1.52	1.49	.03
Year ended 8/31/2005	23.91	(.04)	4.85	4.81	-	-	-	28.72	20.12	447	1.58	1.56	(.15)
Class 529-E:
Year ended 8/31/2009	30.21	.15	(5.57)	(5.42)	(.16)	-	(.16)	24.63	(17.82)	133	1.07	1.06	.68
Year ended 8/31/2008	35.34	.24	(3.06)	(2.82)	(.25)	(2.06)	(2.31)	30.21	(8.55)	147	.99	.97	.73
Year ended 8/31/2007	31.58	.20	4.84	5.04	(.18)	(1.10)	(1.28)	35.34	16.29	143	.99	.97	.59
Year ended 8/31/2006	29.23	.17	2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107	1.00	.97	.54
Year ended 8/31/2005	24.22	.10	4.92	5.02	(.01)	-	(.01)	29.23	20.73	76	1.06	1.04	.36

Class 529-F-1:
Year ended 8/31/2009	$30.46	$.26	$(5.64)	$(5.38)	$(.29)	$-	$(.29)	$24.79	(17.41)%	$79	.57%	.56%	1.18%
Year ended 8/31/2008	35.61	.41	(3.08)	(2.67)	(.42)	(2.06)	(2.48)	30.46	(8.09)	85	.49	.47	1.24
Year ended 8/31/2007	31.80	.37	4.87	5.24	(.33)	(1.10)	(1.43)	35.61	16.86	81	.49	.47	1.09
Year ended 8/31/2006	29.38	.33	2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52	.50	.47	1.05
Year ended 8/31/2005	24.34	.19	4.94	5.13	(.09)	-	(.09)	29.38	21.12	30	.72	.70	.70
Class R-1:
Year ended 8/31/2009	29.65	.06	(5.46)	(5.40)	(.06)	-	(.06)	24.19	(18.17)	476	1.47	1.46	.29
Year ended 8/31/2008	34.76	.10	(3.02)	(2.92)	(.13)	(2.06)	(2.19)	29.65	(8.96)	503	1.42	1.39	.30
Year ended 8/31/2007	31.13	.05	4.77	4.82	(.09)	(1.10)	(1.19)	34.76	15.79	408	1.43	1.40	.16
Year ended 8/31/2006	28.88	.03	2.49	2.52	(.04)	(.23)	(.27)	31.13	8.75	245	1.45	1.42	.11
Year ended 8/31/2005	24.02	(.01)	4.87	4.86	-	-	-	28.88	20.23	122	1.47	1.44	(.05)
Class R-2:
Year ended 8/31/2009	29.77	.06	(5.48)	(5.42)	(.05)	-	(.05)	24.30	(18.17)	2,367	1.48	1.47	.27
Year ended 8/31/2008	34.84	.12	(3.01)	(2.89)	(.12)	(2.06)	(2.18)	29.77	(8.87)	2,708	1.36	1.33	.37
Year ended 8/31/2007	31.16	.05	4.77	4.82	(.04)	(1.10)	(1.14)	34.84	15.76	2,815	1.42	1.40	.16
Year ended 8/31/2006	28.86	.03	2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164	1.46	1.43	.09
Year ended 8/31/2005	24.01	(.01)	4.86	4.85	-	-	-	28.86	20.20	1,567	1.51	1.45	(.04)
Class R-3:
Year ended 8/31/2009	30.11	.16	(5.56)	(5.40)	(.16)	-	(.16)	24.55	(17.78)	11,477	.99	.98	.76
Year ended 8/31/2008	35.23	.26	(3.05)	(2.79)	(.27)	(2.06)	(2.33)	30.11	(8.50)	13,098	.94	.91	.79
Year ended 8/31/2007	31.49	.21	4.83	5.04	(.20)	(1.10)	(1.30)	35.23	16.33	13,652	.96	.93	.63
Year ended 8/31/2006	29.15	.18	2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724	.96	.94	.59
Year ended 8/31/2005	24.18	.12	4.91	5.03	(.06)	-	(.06)	29.15	20.83	6,389	.96	.94	.46
Class R-4:
Year ended 8/31/2009	30.38	.23	(5.62)	(5.39)	(.24)	-	(.24)	24.75	(17.53)	15,985	.70	.69	1.04
Year ended 8/31/2008	35.52	.35	(3.08)	(2.73)	(.35)	(2.06)	(2.41)	30.38	(8.26)	17,215	.67	.64	1.06
Year ended 8/31/2007	31.73	.31	4.85	5.16	(.27)	(1.10)	(1.37)	35.52	16.63	17,856	.68	.65	.91
Year ended 8/31/2006	29.35	.27	2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558	.69	.66	.86
Year ended 8/31/2005	24.35	.19	4.94	5.13	(.13)	-	(.13)	29.35	21.15	8,032	.70	.68	.72
Class R-5:
Year ended 8/31/2009	30.66	.30	(5.69)	(5.39)	(.33)	-	(.33)	24.94	(17.30)	14,023	.40	.40	1.36
Year ended 8/31/2008	35.82	.45	(3.09)	(2.64)	(.46)	(2.06)	(2.52)	30.66	(7.96)	17,362	.37	.34	1.35
Year ended 8/31/2007	31.98	.41	4.89	5.30	(.36)	(1.10)	(1.46)	35.82	16.97	12,630	.38	.35	1.21
Year ended 8/31/2006	29.56	.37	2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863	.39	.36	1.17
Year ended 8/31/2005	24.50	.28	4.97	5.25	(.19)	-	(.19)	29.56	21.52	3,204	.40	.38	1.02
Class R-6:
Period from 5/1/2009 to 8/31/2009	21.68	.09	3.20	3.29	-	-	-	24.97	15.17	2,134	.14	.14	.38

	Year ended August 31, 2009
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	38%	32%	26%	22%	20%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Growth Fund of America, Inc. (the “Fund”), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 5, 2009

Tax information
                                                                                                                    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2009:

Qualified dividend income	100%
Corporate dividends received deduction	$1,317,692,000
U.S. government income that may be exempt from state taxation	$60,744,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009, through August 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2009	Ending account value 8/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,376.58	$4.55	.76%
Class A -- assumed 5% return	1,000.00	1,021.37	3.87	.76
Class B -- actual return	1,000.00	1,371.31	8.97	1.50
Class B -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class C -- actual return	1,000.00	1,371.49	8.97	1.50
Class C -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class F-1 -- actual return	1,000.00	1,376.68	4.19	.70
Class F-1 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-2 -- actual return	1,000.00	1,378.79	2.82	.47
Class F-2 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-A -- actual return	1,000.00	1,376.04	4.67	.78
Class 529-A -- assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 529-B -- actual return	1,000.00	1,370.81	9.50	1.59
Class 529-B -- assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-C -- actual return	1,000.00	1,371.02	9.50	1.59
Class 529-C -- assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-E -- actual return	1,000.00	1,374.45	6.46	1.08
Class 529-E -- assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class 529-F-1 -- actual return	1,000.00	1,377.98	3.48	.58
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class R-1 -- actual return	1,000.00	1,371.31	8.79	1.47
Class R-1 -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-2 -- actual return	1,000.00	1,372.10	8.85	1.48
Class R-2 -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class R-3 -- actual return	1,000.00	1,374.58	5.99	1.00
Class R-3 -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-4 -- actual return	1,000.00	1,376.52	4.25	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-5 -- actual return	1,000.00	1,378.66	2.46	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 -- actual return †	1,000.00	1,151.74	1.51	.42
Class R-6 -- assumed 5% return †	1,000.00	1,023.09	2.14	.42

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through August 31, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s investment results in 2008 were understandable in view of the unusually difficult market environment during the year, fluctuations in year-to-year results are not unusual for growth equity funds, and the fund’s long-term investment results have been satisfactory. They concluded CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Ronald P. Badie, 66	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown

Joseph C. Berenato, 63	2003	Chairman and CEO, Ducommun Incorporated
Chairman of the Board		(aerospace components manufacturer)
(Independent and Non-Executive)

Louise H. Bryson, 65	2008	Chair of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network

Robert J. Denison, 68	2005	Chair, First Security Management (private investment)

Robert A. Fox, 72	1970	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 61	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 72	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 74	1998	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 74	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Patricia K. Woolf, Ph.D., 75	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Ronald P. Badie, 66	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 63	6	None
Chairman of the Board
(Independent and Non-Executive)

Louise H. Bryson, 65	3	None

Robert J. Denison, 68	5	None

Robert A. Fox, 72	8	None

Leonade D. Jones, 61	7	None

John G. McDonald, 72	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 74	4	None

Henry E. Riggs, 74	5	None

Patricia K. Woolf, Ph.D., 75	7	None

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James F. Rothenberg, 63	1997	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive Chair, American Funds Distributors, Inc.;5 Director and Non-Executive Chair, The Capital Group Companies, Inc.5

Donald D. O’Neal, 49	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.5

“Interested” directors4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James F. Rothenberg, 63	2	None
Vice Chairman of the Board

Donald D. O’Neal, 49	3	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

6All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Paul G. Haaga, Jr., 60	1994	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

Gordon Crawford, 62	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.5

Gregg E. Ireland, 59	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Michael T. Kerr, 50	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Bradley J. Vogt, 44	1999	Chairman of the Board, Capital Research Company;5
Senior Vice President
Senior Vice President — Capital Research Global Investors, Capital Research Company;5 Director, American Funds Distributors, Inc.;5 Director, Capital Group Research, Inc.;5 Director, Capital International Research, Inc.;5 Director, The Capital Group Companies, Inc.5

Richard M. Beleson, 55	1992	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

Donald H. Rolfe, 37	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 51	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 38	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Gregory F. Niland, 38	2009	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

See page 36 for footnotes.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2009, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
>The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-905-1009P

Litho in USA AGD/Q/8057-S20670

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$80,000
2009	$86,000

b) Audit-Related Fees:
2008	$62,000
2009	$49,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$12,000
2009	$11,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$828,000
2009	$968,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,205,000 for fiscal year 2008 and $1,448,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Growth Fund of America®
Investment portfolio

August 31, 2009

Common stocks — 87.14%	Shares	Value (000)

INFORMATION TECHNOLOGY — 24.46%
Microsoft Corp.	192,517,600	$4,745,559
Google Inc., Class A1	8,837,900	4,080,193
Oracle Corp.	173,439,376	3,793,119
Apple Inc.[1]	16,280,000	2,738,459
Cisco Systems, Inc.[1]	109,495,000	2,365,092
SAP AG2	22,964,600	1,122,478
SAP AG (ADR)	2,715,000	132,383
Yahoo! Inc.[1,3]	84,601,100	1,236,022
Corning Inc.[3]	77,858,846	1,174,111
QUALCOMM Inc.	23,860,194	1,107,590
Hewlett-Packard Co.	22,465,000	1,008,454
EMC Corp.[1]	57,000,000	906,300
Applied Materials, Inc.	62,640,000	825,595
International Business Machines Corp.	6,660,000	786,213
Intel Corp.	35,520,000	721,766
MasterCard Inc., Class A	3,250,000	658,548
Intuit Inc.[1,3]	20,800,000	577,616
Paychex, Inc.[3]	20,241,400	572,629
Texas Instruments Inc.	22,399,000	550,791
Linear Technology Corp.[3]	19,850,000	527,414
Accenture Ltd, Class A	15,750,000	519,750
Visa Inc., Class A	6,657,800	473,370
Automatic Data Processing, Inc.	11,060,000	424,151
KLA-Tencor Corp.[3]	12,940,000	403,728
Xilinx, Inc.[3]	17,400,000	386,976
Samsung Electronics Co., Ltd.[2]	446,622	275,141
ASML Holding NV (New York registered)	6,977,778	191,680
ASML Holding NV2	2,440,000	67,118
Juniper Networks, Inc.[1]	10,409,100	240,138
Nokia Corp. (ADR)	13,089,474	183,384
Nokia Corp.[2]	2,500,000	35,050
Flextronics International Ltd.[1]	36,705,464	217,663
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	80,146,850	143,763
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,638,859	71,036
Trimble Navigation Ltd.[1,3]	6,047,200	153,962
Canon, Inc.[2]	3,930,000	149,973
Tyco Electronics Ltd.	6,363,000	145,204
Analog Devices, Inc.	5,000,000	141,250
Autodesk, Inc.[1]	5,870,000	137,534
Hirose Electric Co., Ltd.[2]	1,040,000	128,050
Microchip Technology Inc.	3,818,000	101,368
Fidelity National Information Services, Inc.	4,100,000	100,696
Lam Research Corp.[1]	3,000,000	92,100
Maxim Integrated Products, Inc.	4,200,000	78,876
Metavante Technologies, Inc.[1]	2,466,666	77,725
Motorola, Inc.	10,725,000	77,005
Quanta Computer Inc.[2]	36,360,258	75,157
Affiliated Computer Services, Inc., Class A1	1,607,762	72,028
Micron Technology, Inc.[1]	8,600,000	63,382
Lender Processing Services, Inc.	1,550,000	53,134
Comverse Technology, Inc.[1]	6,000,000	51,780
Konica Minolta Holdings, Inc.[2]	4,592,000	43,423
Advanced Micro Devices, Inc.[1]	3,800,000	16,568
Western Union Co.	890,000	16,056
HTC Corp.[2]	1,365,000	13,690
ProAct Holdings, LLC[1,2,4]	6,500,000	—
		35,052,241

HEALTH CARE — 11.37%
Medtronic, Inc.	48,825,000	1,869,997
Roche Holding AG2	9,905,000	1,577,902
Teva Pharmaceutical Industries Ltd. (ADR)	26,989,307	1,389,949
Gilead Sciences, Inc.[1]	25,920,000	1,167,955
Merck & Co., Inc.	26,500,000	859,395
Celgene Corp.[1]	13,800,000	719,946
Eli Lilly and Co.	21,220,000	710,021
Schering-Plough Corp.	21,987,500	619,608
Amgen Inc.[1]	10,078,900	602,113
Boston Scientific Corp.[1]	41,872,131	491,998
St. Jude Medical, Inc.[1]	11,345,000	437,236
Aetna Inc.	14,820,000	422,370
Vertex Pharmaceuticals Inc.[1,3]	11,253,000	420,975
Intuitive Surgical, Inc.[1]	1,841,630	410,149
Abbott Laboratories	8,700,000	393,501
Stryker Corp.	9,125,000	378,323
Biogen Idec Inc.[1]	7,406,500	371,880
UnitedHealth Group Inc.	12,756,000	357,168
Baxter International Inc.	5,982,457	340,521
Allergan, Inc.	5,640,000	315,389
McKesson Corp.	5,500,000	312,730
Hospira, Inc.[1]	7,750,000	302,948
Novartis AG2	6,210,000	288,683
Novo Nordisk A/S, Class B2	4,527,400	276,885
Johnson & Johnson	3,050,000	184,342
Covance Inc.[1]	3,150,000	167,265
Wyeth	3,000,000	143,550
ResMed Inc[1]	2,640,500	121,225
Illumina, Inc.[1]	2,950,000	104,047
C. R. Bard, Inc.	1,249,500	100,685
Thermo Fisher Scientific Inc.[1]	1,900,000	85,899
Zimmer Holdings, Inc.[1]	1,320,000	62,502
Covidien PLC	1,565,475	61,946
Millipore Corp.[1]	800,000	52,984
Pharmaceutical Product Development, Inc.	2,561,889	51,520
Nobel Biocare Holding AG2	1,300,302	39,873
Waters Corp.[1]	600,000	30,168
Cardinal Health, Inc.	500,000	17,290
Affymetrix, Inc.[1]	2,000,000	15,440
Abraxis BioScience, Inc.[1]	550,000	14,806
		16,291,184

FINANCIALS — 10.11%
Bank of America Corp.	123,044,655	2,164,355
JPMorgan Chase & Co.	42,345,000	1,840,314
Berkshire Hathaway Inc., Class A1	14,321	1,444,273
Wells Fargo & Co.	50,278,800	1,383,673
Bank of New York Mellon Corp.	30,913,100	915,337
Credit Suisse Group AG2	15,208,000	775,992
Deutsche Bank AG2	9,410,000	641,467
Banco Bradesco SA, preferred nominative (ADR)	34,767,792	563,586
Goldman Sachs Group, Inc.	3,000,000	496,380
PNC Financial Services Group, Inc.	10,296,602	438,532
Aon Corp.	9,241,800	385,938
Industrial and Commercial Bank of China Ltd., Class H2	513,893,000	350,617
UBS AG1,2	17,514,959	324,234
Citigroup Inc.	55,000,000	275,000
Fifth Third Bancorp	25,000,000	273,500
ACE Ltd.	4,865,000	253,856
Housing Development Finance Corp. Ltd.[2]	4,835,000	245,329
State Street Corp.	4,042,700	212,161
Banco Santander, SA2	12,675,000	195,597
T. Rowe Price Group, Inc.	4,000,000	181,280
People’s United Financial, Inc.	10,960,000	176,018
Franklin Resources, Inc.	1,360,400	126,966
AMP Ltd.[2]	21,000,000	112,507
Onex Corp.	5,200,000	108,789
New York Community Bancorp, Inc.	10,000,000	106,400
Marsh & McLennan Companies, Inc.	4,500,000	105,930
Capital One Financial Corp.	2,200,000	82,038
AXIS Capital Holdings Ltd.	2,000,000	60,960
Zions Bancorporation	3,200,000	56,544
Marshall & Ilsley Corp.	7,399,998	52,688
Bank of Ireland[1,2]	10,000,000	35,701
First Horizon National Corp.[1]	2,500,000	33,450
Willis Group Holdings Ltd.	1,210,000	31,206
Genworth Financial, Inc., Class A	2,775,000	29,304
Discover Financial Services	910,000	12,512
Washington Mutual, Inc.[1,4]	22,031,744	4,076
Washington Mutual, Inc.[1,2,4]	2,539,684	399
		14,496,909

CONSUMER DISCRETIONARY — 8.86%
Time Warner Inc.	47,969,200	1,338,820
Target Corp.	22,199,100	1,043,358
McDonald’s Corp.	17,838,000	1,003,209
News Corp., Class A	90,260,800	967,596
Lowe’s Companies, Inc.	39,880,800	857,437
Johnson Controls, Inc.[3]	30,792,800	762,738
Comcast Corp., Class A	35,725,000	547,307
Comcast Corp., Class A, special nonvoting shares	11,965,000	174,569
Carnival Corp., units	20,496,786	599,531
Time Warner Cable Inc.	16,202,120	598,182
NIKE, Inc., Class B	10,270,000	568,855
YUM! Brands, Inc.	16,606,000	568,756
Best Buy Co., Inc.	13,556,875	491,843
Omnicom Group Inc.	7,352,196	267,032
Starbucks Corp.[1]	14,000,000	265,860
Bed Bath & Beyond Inc.[1]	7,000,000	255,360
Las Vegas Sands Corp.[1]	16,717,500	238,392
Magna International Inc., Class A	4,226,700	193,203
NVR, Inc.[1]	285,000	192,446
Toyota Motor Corp.[2]	3,850,000	164,392
Toyota Motor Corp. (ADR)	220,000	18,742
Shaw Communications Inc., Class B, nonvoting	10,000,000	171,400
Li & Fung Ltd.[2]	46,586,000	153,902
DreamWorks Animation SKG, Inc., Class A1	3,900,000	131,664
Harman International Industries, Inc.[3]	4,277,800	128,291
Amazon.com, Inc.[1]	1,472,441	119,548
Wynn Resorts, Ltd.[1]	2,185,000	118,274
Nikon Corp.[2]	6,856,000	117,949
TJX Companies, Inc.	3,000,000	107,850
CarMax, Inc.[1]	6,000,000	103,860
Harley-Davidson, Inc.	3,109,500	74,566
MGM Mirage, Inc.[1]	8,000,000	67,760
SEGA SAMMY HOLDINGS INC.[2]	4,700,000	61,308
Brinker International, Inc.	3,500,000	50,960
D.R. Horton, Inc.	3,580,000	48,008
Kohl’s Corp.[1]	900,000	46,431
Chipotle Mexican Grill, Inc., Class B1	516,248	38,388
Chipotle Mexican Grill, Inc., Class A1	34,000	2,852
Weight Watchers International, Inc.	1,440,000	39,499
		12,700,138

ENERGY — 8.18%
Suncor Energy Inc.	46,610,366	1,426,075
Schlumberger Ltd.	22,249,400	1,250,416
Occidental Petroleum Corp.	11,830,000	864,773
Halliburton Co.	29,175,000	691,739
Devon Energy Corp.	9,554,600	586,461
EOG Resources, Inc.	6,946,237	500,129
Baker Hughes Inc.	14,116,178	486,302
Noble Energy, Inc.	6,859,000	414,695
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	10,430,200	413,453
CONSOL Energy Inc.[3,4]	7,400,000	276,834
CONSOL Energy Inc.[3]	3,456,400	129,304
Diamond Offshore Drilling, Inc.	4,400,000	393,448
Chevron Corp.	5,350,000	374,179
Cameco Corp. (CAD denominated)	7,616,800	202,702
Cameco Corp.	5,257,000	139,731
Canadian Natural Resources, Ltd.	5,785,000	331,425
Smith International, Inc.	10,857,098	299,330
FMC Technologies, Inc.[1]	6,000,000	286,200
Petrohawk Energy Corp.[1]	11,730,000	252,547
Murphy Oil Corp.	4,318,000	246,126
BJ Services Co.[3]	14,641,200	235,138
Nexen Inc.	10,091,365	198,213
Tenaris SA (ADR)	6,270,000	181,705
BG Group PLC[2]	10,300,000	170,068
ConocoPhillips	3,762,100	169,407
Transocean Ltd.[1]	2,186,041	165,789
Imperial Oil Ltd.	4,522,754	162,672
Apache Corp.	1,860,000	158,007
Exxon Mobil Corp.	1,900,000	131,385
OAO Gazprom (ADR)[2]	5,736,200	119,329
Pioneer Natural Resources Co.	3,805,000	110,193
Peabody Energy Corp.	2,830,000	92,485
Arch Coal, Inc.	5,089,568	88,151
Saipem SpA, Class S2	3,200,000	85,944
Hess Corp.	1,080,000	54,637
Patriot Coal Corp.[1]	3,316,000	29,380
		11,718,372

INDUSTRIALS — 6.38%
United Parcel Service, Inc., Class B	20,188,500	1,079,277
Burlington Northern Santa Fe Corp.	12,848,600	1,066,691
Boeing Co.	16,842,598	836,572
General Dynamics Corp.	11,791,400	697,933
Union Pacific Corp.	9,380,200	561,030
First Solar, Inc.[1]	4,229,800	514,259
United Technologies Corp.	8,375,000	497,140
CSX Corp.	10,309,210	438,141
Lockheed Martin Corp.	5,130,000	384,647
FedEx Corp.	5,300,000	364,163
Precision Castparts Corp.	3,315,000	302,593
Iron Mountain Inc.[1]	10,040,000	294,072
Southwest Airlines Co.	33,889,000	277,212
Raytheon Co.	4,700,000	221,746
General Electric Co.	15,164,300	210,784
Tyco International Ltd.	6,363,000	201,644
Norfolk Southern Corp.	4,000,000	183,480
Caterpillar Inc.	4,000,000	181,240
URS Corp.[1]	3,990,000	172,488
Northrop Grumman Corp.	3,182,000	155,313
KBR, Inc.	6,575,289	148,930
Roper Industries, Inc.	3,000,000	142,140
Joy Global Inc.	2,238,600	86,970
Continental Airlines, Inc., Class B1	3,400,000	45,118
Robert Half International Inc.	1,586,010	41,696
AMR Corp.[1]	3,500,000	19,110
Monster Worldwide, Inc.[1]	1,114,500	18,077
		9,142,466

MATERIALS — 6.12%
Barrick Gold Corp.	35,000,000	1,214,500
Syngenta AG2	4,540,000	1,069,064
Monsanto Co.	9,239,400	775,001
Newmont Mining Corp.	17,648,000	709,273
Rio Tinto PLC[2]	16,963,764	649,128
Potash Corp. of Saskatchewan Inc.	7,253,100	641,972
CRH PLC[2]	22,885,307	589,560
Freeport-McMoRan Copper & Gold Inc.	7,299,600	459,729
Xstrata PLC[2]	33,000,000	437,292
BHP Billiton PLC[2]	9,290,000	243,983
BHP Billiton PLC (ADR)	3,612,509	188,645
Praxair, Inc.	4,820,239	369,327
BHP Billiton Ltd.[2]	10,215,000	318,201
Sigma-Aldrich Corp.[3]	6,155,000	312,674
Vale SA, ordinary nominative (ADR)	9,000,000	172,890
United States Steel Corp.	3,503,200	153,370
Vulcan Materials Co.	3,000,000	150,120
Nucor Corp.	3,000,000	133,620
Cliffs Natural Resources Inc.	4,000,000	101,240
AK Steel Holding Corp.	1,940,881	39,439
Kuraray Co., Ltd.[2]	2,290,000	24,890
Akzo Nobel NV2	412,000	23,363
		8,777,281

CONSUMER STAPLES — 6.05%
Coca-Cola Co.	38,155,000	1,860,819
Philip Morris International Inc.	38,746,700	1,771,112
Colgate-Palmolive Co.	15,964,400	1,160,612
Wal-Mart Stores, Inc.	14,095,000	717,013
Avon Products, Inc.[3]	21,875,000	697,156
PepsiCo, Inc.	8,250,000	467,527
Altria Group, Inc.	16,336,700	298,635
Molson Coors Brewing Co., Class B	5,373,000	254,573
Kerry Group PLC, Class A2,3	8,965,824	234,801
Pernod Ricard SA2	3,000,000	234,071
Clorox Co.	2,750,000	162,498
Shoppers Drug Mart Corp.	3,725,000	146,332
L’Oréal SA2	1,300,000	128,278
Diageo PLC[2]	7,750,000	120,456
SYSCO Corp.	4,450,000	113,430
Safeway Inc.	5,000,000	95,250
General Mills, Inc.	1,235,000	73,767
Whole Foods Market, Inc.[1]	2,399,600	69,780
Walgreen Co.	2,000,000	67,760
		8,673,870

TELECOMMUNICATION SERVICES — 1.29%
América Móvil, SAB de CV, Series L (ADR)	16,232,028	732,876
Qwest Communications International Inc.[3]	96,418,000	346,141
SOFTBANK CORP.[2]	13,700,000	306,058
Telefónica, SA2	6,735,000	170,132
Vodafone Group PLC[2]	75,000,000	161,814
Sprint Nextel Corp., Series 1[1]	21,195,000	77,574
Telephone and Data Systems, Inc., special common shares	2,303,100	58,337
Broadview Networks Holdings, Inc., Class A1,2,4	31,812	—
		1,852,932

UTILITIES — 0.77%
Edison International	9,750,000	325,748
NRG Energy, Inc.[1]	9,300,000	249,705
Allegheny Energy, Inc.	8,450,000	223,164
Questar Corp.	3,450,000	116,472
RRI Energy, Inc.[1]	17,302,000	102,774
Wisconsin Energy Corp.	1,000,000	45,470
Dynegy Inc., Class A1	21,020,000	39,938
		1,103,271

MISCELLANEOUS — 3.55%
Other common stocks in initial period of acquisition		5,093,698

Total common stocks (cost: $118,050,438,000)		124,902,362

		Value
Preferred stocks — 0.23%	Shares	(000)

FINANCIALS — 0.23%
Wells Fargo & Co. 7.98%[5]	243,767,000	$220,609
Wachovia Capital Trust III 5.80%[5]	86,655,000	57,192
Wells Fargo Capital XIII 7.70%[5]	38,972,000	34,101
Wells Fargo Capital XV 9.75%[5]	20,997,000	21,417
		333,319

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc., Series B1,2,4	1,272	448

Total preferred stocks (cost: $322,662,000)		333,767

Warrants — 0.00%

FINANCIALS — 0.00%
Citigroup Inc., warrants, expire 2019[1,2]	136.769231	—
Washington Mutual, Inc., warrants, expire 2013[1,2,4]	2,857,142	—

Total warrants (cost: $10,949,000)		—

Convertible securities — 0.46%

FINANCIALS — 0.42%
Citigroup, Series M, Common Stock Equivalent[1,2]	127.769231	606,904

CONSUMER DISCRETIONARY — 0.01%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units[3]	99	12,553

MISCELLANEOUS — 0.03%
Other convertible securities in initial period of acquisition		38,878

Total convertible securities (cost: $453,188,000)		658,335

	Principal amount
Bonds & notes — 0.10%	(000)

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.06%
International Bank for Reconstruction and Development 0.441% 2010[5]	$85,000	85,060

TELECOMMUNICATION SERVICES — 0.02%
Nextel Communications, Inc., Series F, 5.95% 2014	19,050	16,097
Nextel Communications, Inc., Series D, 7.375% 2015	11,975	10,284
		26,381

CONSUMER DISCRETIONARY — 0.02%
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	20,700	19,147
MGM MIRAGE 13.00% 2013[6]	4,125	4,620
Delphi Automotive Systems Corp. 6.55% 2006[7]	58,190	582
Delphi Automotive Systems Corp. 6.50% 2009[7]	20,000	200
Delphi Corp. 6.50% 2013[7]	53,500	602
Delphi Automotive Systems Corp. 7.125% 2029[7]	22,000	220
		25,371

Total bonds & notes (cost: $256,536,000)		136,812

Short-term securities — 12.27%

Freddie Mac 0.19%–1.00% due 9/1/2009–2/16/2010	6,385,677	6,383,129
U.S. Treasury Bills 0.19%–0.521% due 9/3/2009–1/28/2010	3,546,100	3,545,387
Federal Home Loan Bank 0.175%–1.12% due 9/3/2009–2/10/2010	3,447,485	3,446,517
Federal Home Loan Bank 0.93% due 12/22/2009[5]	50,000	49,986
Fannie Mae 0.17%–0.75% due 9/9/2009–7/12/2010	2,945,294	2,944,011
International Bank for Reconstruction and Development 0.17%–1.30% due 9/22–12/18/2009	254,300	254,219
Private Export Funding Corp. 0.225%–0.26% due 9/16–11/20/2009[6]	170,000	169,960
Abbott Laboratories 0.20%–0.21% due 9/14–12/1/2009[6]	120,880	120,833
Procter & Gamble International Funding S.C.A. 0.21%–0.24% due 9/18–11/20/2009[6]	114,933	114,899
Wal-Mart Stores Inc. 0.55%–0.75% due 9/18–9/21/2009[6]	98,000	97,985
Federal Farm Credit Banks 0.70%–0.93% due 12/22/2009–2/25/2010	95,000	94,920
Straight-A Funding LLC 0.27%–0.28% due 11/5–11/10/2009[6]	80,062	80,022
Coca-Cola Co. 0.20%–0.24% due 9/2–12/11/2009[6]	71,650	71,640
Park Avenue Receivables Co., LLC 0.27% due 9/4/2009[6]	48,000	47,999
Jupiter Securitization Co., LLC 0.22% due 9/22/2009[6]	21,500	21,497
General Electric Capital Corp., FDIC insured, 0.32% due 9/22/2009	50,000	49,991
Medtronic Inc. 0.20% due 11/30/2009[6]	33,800	33,772
Yale University 0.28% due 12/4/2009	31,000	30,972
NetJets Inc. 0.20% due 9/8/2009[6]	25,000	24,998
Johnson & Johnson 0.20% due 9/1/2009[6]	9,500	9,500

Total short-term securities (cost: $17,588,724,000)		17,592,237

Total investment securities (cost: $136,682,497,000)		143,623,513
Other assets less liabilities		(293,535)

Net assets		$143,329,978

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $13,922,495,000, which represented 9.71% of the net assets of the fund. This amount includes $13,314,744,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
 Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

CONSOL Energy Inc.	10/2/2003	$67,784	$276,834	.20%
Washington Mutual, Inc.	4/8/2008	183,045	4,076	—
Washington Mutual, Inc.	4/8/2008	21,006	399	—
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	10,949	—	—
Broadview Networks Holdings, Inc., Series B	7/7/2000–3/6/2002	21,000	448	—
Broadview Networks Holdings, Inc., Class A	7/7/2000–3/6/2002	—	—	—
ProAct Holdings, LLC	1/4/2005	162	—	—

Total restricted securities		$303,946	$281,757	.20%

5Coupon rate may change periodically.
6Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $797,725,000, which represented .56% of the net assets of the fund.
7Scheduled interest and/or principal payment was not received.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-905-1009O-S21454

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the “Fund”) as of August 31, 2009, and for the year then ended and have issued our report thereon dated October 5, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 5, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 30, 2009

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 30, 2009